UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022 (March 10, 2022)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7272 Wisconsin Avenue

21st Floor

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael M. Philipp

c/o Morgan Lewis & Bockius LLP

77 West Wacker Drive

Chicago, Illinois 60601

and

Richard F. Morris

c/o ProShare Capital Management LLC

7272 Wisconsin Avenue

21st Floor

Bethesda, Maryland 20814

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares UltraShort Australian Dollar	(CROC)	NYSE Arca, Inc.
ProShares Short Euro	(EUFX)	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 10, 2022, ProShare Capital Management LLC (the “Sponsor”) notified the NYSE Arca of its decision to voluntarily close, de-list and liquidate ProShares UltraShort Australian Dollar (CROC) and ProShares Short Euro (EUFX) (collectively, the “Funds”) and to withdraw the shares thereof from registration under the Securities Exchange Act of 1934, as amended. Prior to market open on May 3, 2022 shares of the Funds will not be traded on NYSE Arca and there will be no secondary market for the Funds’ shares.

The last day the funds will accept creation orders is May 2, 2022. Secondary market trading in each Fund’s shares will be halted prior to the market open on May 3, 2022. Fund holdings will be liquidated by May 3, 2022 or shortly thereafter. Once each Fund is in the process of liquidating its portfolio, it will not be managed in accordance with its investment objective. Proceeds of the liquidation are scheduled to be distributed to shareholders on or about May 17, 2022 (the “Distribution Date”).

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed for cash at the net asset value as of the liquidation date. The cash distribution will be deposited into the cash portion of shareholders’ brokerage accounts. These cash distributions are taxable events, and shareholders should consult their tax advisors about potential tax consequences.

The liquidation of the Funds means that the Funds will no longer participate in the NYSE Arca ETP Incentive Program. The Sponsor announced the foregoing via a press release dated March 10, 2022. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits Exhibit No.	Description

99.1	Press Release dated March 15, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022

ProShares Trust II

By:	/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer